SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) October 29, 2001



Commission      Registrant; State of Incorporation;      I.R.S. Employer
File Number        Address; and Telephone Number        Identification No.
-----------     -----------------------------------     ------------------
333-21011       FIRSTENERGY CORP.                            34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402

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Item 5.  Other Events

          On August 8, 2000, FirstEnergy Corp., an Ohio corporation (the "Company") and GPU, Inc., a Pennsylvania corporation ("GPU"), entered into an Agreement and Plan of Merger dated as of August 8, 2000 (the "Merger Agreement"), providing for a merger of GPU with and into the Company.

          On October 29, 2001, the Company issued a press release announcing that it received approval from the U.S. Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 in time to enable its merger with GPU to become effective on November 7, 2001. Attached as Exhibit 99.1 hereto, is a copy of the Company's press release announcing the effective date and other related information.


Item 7.  Exhibits

Exhibit No.             Description
-----------             -----------

  99.1 Press Release of the Company announcing merger effective date and other information.

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                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







October 30, 2001












                                       FIRSTENERGY CORP.
                                       -----------------
                                          Registrant



                                  /s/  Harvey L. Wagner
                              ------------------------------
                                       Harvey L. Wagner
                                          Controller

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